                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                                      Confidential, for Use of the
[X]  Definitive Proxy Statement                                       Commission Only (as permitted
[ ]  Definitive Additional Materials                                        by Rule 14a-6(e)(2))         [ ]
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           James Monroe Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1.  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

     2.  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

     4.  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

     5.  Total Fee Paid:

         ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:


     2.  Form, Schedule or Registration Statement No.:


     3.  Filing Party:


     4.  Date Filed:

                            JAMES MONROE BANCORP INC.
                              3033 WILSON BOULEVARD
                         ARLINGTON, VIRGINIA 22201-3843

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 2005


TO THE SHAREHOLDERS OF JAMES MONROE BANCORP, INC.:

         The Annual Meeting of Shareholders of James Monroe Bancorp, Inc. (the "Company") will be held on Thursday, April 28, 2005, at

                            The Ritz - Carlton Hotel
                            Pentagon City
                            1250 South Hayes Street
                            Arlington, Virginia

at 6:30 P.M., for the following purposes:

         (1) To elect eleven (11) persons to serve as directors until the next annual meeting of shareholders and until their successors are duly elected and qualified;

         (2) To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         ONLY SHAREHOLDERS OF RECORD AS OF MARCH 18, 2005 WILL BE ENTITLED TO VOTE AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.


                                             By order of the Board of Directors



                                             Richard I. Linhart, Secretary


March 24, 2005

                           JAMES MONROE BANCORP, INC.
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 2005

         This proxy statement is being sent to shareholders of James Monroe Bancorp, Inc., a Virginia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 6:30 p.m. on April 28, 2005 (the "meeting"), and at any adjournment or postponement of the meeting. The purposes of the meeting are:

         (1) electing eleven (11) directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

         (2) transacting such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         The meeting will be held at:

                            The Ritz - Carlton Hotel
                            Pentagon City
                            1250 South Hayes Street
                            Arlington, Virginia

         This proxy statement and proxy card are being sent to shareholders of the Company on or about March 24, 2005. A copy of the Annual Report to Shareholders of James Monroe Bancorp, Inc. for the year ended December 31, 2004 also accompanies this proxy statement.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on March 18, 2005, will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On that date, the Company had 4,445,224 shares of common stock, par value $1.00 per share, outstanding, constituting the only class of stock outstanding, held by approximately 1,900 shareholders of record. Each share of common stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the meeting.

PROXIES

         Properly executed proxies which are received by the Company in time to be voted at the meeting will be voted as specified by the shareholder giving the proxy. In the absence of specific instructions, proxies received will be voted FOR of the election of the nominees for election as directors. Management does not know of any matters that will be brought before the meeting, other than as described herein. If other matters are properly brought before the meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment.

         Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether or not a quorum is present. Where, as to any matter submitted to shareholders for a vote, proxies are marked as abstentions (or shareholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and shares held in street name by brokers for which no voting instructions are given ("broker non-votes") will be treated as shares present and entitled to vote for quorum purposes but as unvoted.

         Please sign, date, mark and promptly return the enclosed proxy in the postage paid envelope provided for this purpose, in order to assure that their shares are voted. A proxy may be revoked at any time prior to the exercise of the authority granted thereby by:

         o delivering written notice of such revocation to the Company's Secretary prior to the meeting,

         o by granting and delivering a later dated proxy with respect to such shares, or

         o  by attending the meeting in person and voting the shares.

Attendance at the meeting will not, in itself, revoke a proxy. If your shares are not registered in your name, you will need additional documentation from your recordholder in order to vote in person at the meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

         Many shareholders whose shares are held in an account at a brokerage firm or bank may have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Shareholders should check the voting form or instructions provided by their recordholder to see which options are available. Shareholders submitting proxies or voting instructions electronically should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholder. To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the taking of the vote at the meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

         The enclosed proxy is being solicited on behalf of the Board of Directors of the Company, which will pay the entire cost of solicitation. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telecopier, telegram, in person or otherwise. Such persons will not receive any additional or special remuneration or payment for such solicitation.

              SECURITIES OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                       AND FIVE PERCENT BENEFICIAL OWNERS

         The following table sets forth certain information as of March 18, 2005 concerning the number and percentage of shares of the common stock beneficially owned by our directors and executive officers, and by all of our directors and executive officers as a group, as well as information regarding each other person known by the Company to own in excess of five percent of the outstanding common stock. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Except as set forth below, we are not aware of any other person or persons who beneficially own in excess of five percent of the common stock. We are not aware of any arrangement which at a subsequent date may result in a change of control of the Company

                                                                                   Shares Beneficially
Name                                  Age                Position                       Owned(1)           Percentage
------------------------------------ ------- ---------------------------------- -------------------------- ------------
Directors
Dr. Terry L. Collins                   59                Director                        180,062              4.03%
Norman P. Horn                         73                Director                         38,155              0.85%
Dr. David C. Karlgaard                 58                Director                        199,205              4.45%
Richard I. Linhart                     61        Director, Executive Vice                 82,780              1.86%
                                               President and Chief Operating
                                                          Officer
Richard C. Litman                      47                Director                        119,350              2.67%
John R. Maxwell                        44        Director, President & CEO               180,508              3.94%
Dr. Alvin E. Nashman                   78                Director                        102,268(2)           2.30%
Thomas L. Patterson                    52                Director                         54,664(3)           1.22%
David W. Pijor                         52        Chairman of the Board and                76,955(4)           1.71%
                                                         Director
Helen Newman Roche                     61                Director                         97,709(5)           2.19%
Russell E. Sherman                     68                Director                         51,667              1.16%


Executive Officers and Directors
as a Group (11 individuals)                                                           1,183,341             24.53%

Principal Shareholders
Nino Vaghi                                                                               343,137              7.72%
c/o National Mailing Systems
1749 Old Meadow Road
McLean, VA  22101

------------------------------------

(1) The shares "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the U.S. Securities and Exchange Commission and may include shares owned by or for the individual's spouse and minor children and any other relative of the individual who lives in the same home, as well as shares to which the individual has, or shares, voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after March 18, 2005. Beneficial ownership may be disclaimed as to certain of the shares.

      Directors and executive officers beneficially own the following stock options which are exercisable within 60-days following March 18, 2005:
      Collins -- 28,112 shares; Horn -- 20,461 shares; Karlgaard -- 33,737 shares; Linhart -- 17,250 shares; Litman -- 33,175 shares; Maxwell -- 133,725 shares; Nashman -- 8,307 shares; Patterson -- 21,081 shares; Pijor -- 44,987 shares; Roche -- 10,393; Sherman -- 27,325 shares; Executive Officers and Directors as a Group -- 378,553.

(2)   Includes 17,625 shares held individually by Mr. Nashman's spouse.

(3) Includes 8,437 shares held in a trust for which Mr. Patterson has voting and/or investment power. Does not include 9,502 shares held by Mr. Patterson's sibling for benefit of Mr. Patterson's son.

(4) Includes 10,059 shares held jointly with Mr. Pijor's spouse, and 824 shares held by his minor children.

(5) Includes 12,733 shares of common stock held individually by Ms. Roche's spouse.

                              ELECTION OF DIRECTORS

         Eleven (11) directors will be elected at the meeting for a one year term extending until the next annual meeting of shareholders, or until their successors shall have been elected and qualified. Each nominee currently serves as a director of the Company. Unless authority is withheld, proxies received in response to this solicitation will be voted for the nominees listed below. Directors are elected by a plurality of the votes cast at the meeting. Each nominee has indicated a willingness to serve, however, if any nominee becomes unavailable to serve, proxies will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein. The Board of Directors has determined that each director other than Messrs. Maxwell, Linhart and Pijor is an "independent director" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD").

         Vote Required and Recommendation of the Board of Directors. Nominees receiving a plurality of the votes cast at the meeting in the election of directors will be elected as directors in the order of the number of votes received. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY.

NOMINEES FOR ELECTION AS DIRECTOR

         The Board of Directors has fixed the number of persons constituting the Board of Directors at eleven (11). Each of the following persons currently serves as a director of the Company and James Monroe Bank, the Company's wholly owned subsidiary (the "Bank"). Directors serve for a one year term and until their successors have been elected and qualified.

         Set forth below is a description of the principal occupation and business experience of each of the directors and executive officers of the Company. Except as expressly indicated below, each person has been engaged in his principal occupation for at least five years. Each of the members of the Board of Directors has served since the organization of the Company in 1999, and has served as a director of the Bank since its inception in 1997, except Mr. Linhart, who joined the Board of the Company in June 2000 and the Board of the Bank in May 2000.

         Dr. Terry L. Collins. Dr. Collins is the Co-Founder and President of Argon Engineering Associates, founded in 1997 (Systems and Information Technology Firm). He was also the Vice President and General Manager of the Falls Church Operation of Raytheon E-Systems from 1989 to 1997.

         Norman P. Horn. Mr. Horn retired in 1997 from his position as a Principal in the Northern Virginia accounting firm, Homes, Lowry, Horn & Johnson, Ltd.

         Dr. David C. Karlgaard. Dr. Karlgaard is the Founder, Chairman and President of PEC Solutions, Inc. an information technology firm (listed on the Nasdaq National Market).

         Richard I. Linhart. Mr. Linhart has been Executive Vice President and Chief Operating Officer of the Bank since February 1998 and of the Company since its formation.

         Richard C. Litman. Mr. Litman is a Registered Patent Attorney; President of Litman Law Offices, Ltd.

         John R. Maxwell. Mr. Maxwell has been President and Chief Executive Officer of the Bank since April 1997 and of the Company since its formation.

         Dr. Alvin E. Nashman. Dr. Nashman retired in 1991 from his position of Head of the Systems Group of Computer Sciences Corporation which he held for over 27 years. Mr. Nashman is a Director of Micros to Mainframes (publicly traded on Nasdaq).

         Thomas L. Patterson. Mr. Patterson is an attorney with the law firm of Linowes and Blocher, LLP. since May 2000. From November 1998 until May 2000, he was an attorney with the firm of Venable, Baetjer, Howard & Civiletti (or Tucker, Flyer & Lewis, which became a part of that firm in 2000). Mr. Patterson was Vice President - Real Estate Counsel of Federal Realty Investment Trust from March 1997 until September 1998, and prior to that time was an attorney in private practice.

         David W. Pijor. Mr. Pijor has been Chairman of the Bank since February 1997 and Chairman of the Company since its formation. Mr. Pijor has been an attorney in private practice for the past 26 years.

         Helen Newman Roche. Ms. Roche was Senior Vice President of Government Operations for Gulfstream Aerospace Corporation until December 31, 2002. She is currently retired.

         Russell E. Sherman. Mr. Sherman is the President of the law firm of Sherman & Fromme, P.C.

MEETINGS, COMMITTEES AND PROCEDURES OF THE BOARD OF DIRECTORS

         Meetings. The Board of Directors of the Company met four times in 2004 and the Board of Directors of the Bank met thirteen times. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during the 2004 fiscal year.

         Audit Committee. The Board of Directors has a standing Audit Committee. The Audit Committee is responsible for the selection, review and oversight of the Company's independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of the Company's reporting practices and the evaluation of the Company's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors. The Audit Committee is currently comprised of Messrs. Horn, Patterson and Karlgaard. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the NASD for audit committee members in Rule 4350(d)(2)(A). The Board of Directors has adopted a written charter for the Audit Committee. A copy of the audit committee charter is included as Appendix A to this proxy statement. During the 2004 fiscal year, the Audit Committee met three times. The Board of Directors has determined that Mr. Horn is an "audit committee financial expert" as defined under regulations of the Securities and Exchange Commission.

         The audit committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by the Company's auditors to the extent permitted by law. Pre-approval is required unless a "de minimus" exception is met. To qualify for the "de minimus" exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or by one or more members of the committee to whom authority to grant such approval has been delegated by the committee.

         Nominations. The Board of Directors does not have a standing Nominating Committee. It is the policy of the Board of Directors that all members of the Board of Directors who are independent within the meaning of NASD Rule 4200 participate in the nomination of directors, in order that the broadest viewpoints and perspectives may be brought into the evaluation of sitting directors, the decision whether to invite new directors and the determination and evaluation of potential candidates for nomination as director. The Board of Directors has adopted a charter addressing the nominations process. A copy of the current charter was attached to proxy statement for the Company's annual meeting of shareholders held on April 29, 2004.

         To date the Board of Directors has had limited occasion to search for new directors, expanding the Board on only two occasions, once to include Mr. Linhart, the Company's Chief Operating Officer, and once to include a well respected retired local banker, whose bank had recently been sold and who had unique and valuable contacts, expertise and other skills. The procedure for identifying potential candidates for election as a director is ad hoc, depending in part on the basis for the determination that a candidate is required and the desired skills, and may vary depending on particular needs. In general, the Board would review, thorough candidate interviews with members of the Board and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding company issues. The Board would review any special expertise, for example, expertise that qualifies a person as an audit committee financial expert, and membership or influence in a particular geographic or business target market, or other relevant business experience. Potential sources of candidates include recommendations from existing directors and executive officers, customers, business associates, the Company's outside advisors, and shareholders. To date, the Company has not paid any fee to any third party to identify or evaluate, or to assist it in identifying or evaluating, potential nominees.

         The Board of Directors, or those directors performing the nominating function, will consider director candidates nominated by shareholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by shareholders will be evaluated based on the same criteria described above. Shareholders desiring to suggest a candidate for consideration should send a letter to the Company's Secretary and include: (a) a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration;
(b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the Board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing shareholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected. Because of the limited resources of the Company and the limited opportunity to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the Board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

         Compensation. The Board has an Executive Compensation Committee that met three (3) times during 2004. The Committee is currently comprised of Messrs. Horn, Litman, Nashman, Sherman, and Ms. Roche, all of whom are "independent directors" within the meaning of NASD Rule 4200(a)(15). The Compensation Committee is responsible for making recommendations to the Board of Directors regarding the development and administration of the Company's Stock Option Plans. The Committee also reviews and recommends executive compensation and incentive compensation awards and plans. Commencing in 2004, compensation decisions for the Company's executive officers are made by all of the members of the Board of Directors who are "independent directors".

         Shareholders Communications with Board. Company shareholders who wish to communicate with the Board of Directors or an individual director can write to James Monroe Bancorp, 3033 Wilson Boulevard, Arlington, Virginia 22201,
Attention: Secretary/Board of Directors. You letter should indicate that you are a shareholder, and whether you own your shares in street name. Depending on the subject matter, management will: (a) forward the communication to the director or directors to whom it is addressed; (b) handle the inquiry directly or delegate it to appropriate employees, such as where the communication is a request for information, a stock related matter, or a matter related to ordinary course matters in the conduct of the Company's banking business; or (c) not forward the communication where it is primarily commercial or political in nature, or where it relates to an improper, frivolous or irrelevant topic. Communications which are not forwarded will be retained until the next Board meeting, where they will be available to all directors.

         Director Attendance at the Annual Meeting. The Board believes it is important for all directors to attend the annual meeting of shareholders in order to show their support for the Company and to provide an opportunity for shareholders to communicate any concerns to them. Accordingly, it is the policy of the Company to encourage all directors to attend each annual meeting of shareholders unless they are unable to attend by reason of personal or family illness or pressing matters. Five (5) directors attended the 2004 annual meeting of shareholders.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to fulfill the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-K;

         (2) discussed with Yount, Hyde & Barbour, P.C., the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Yount, Hyde & Barbour, as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Yount, Hyde & Barbour, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2004. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Yount, Hyde & Barbour is compatible with the auditor's independence.

                                                Members of the Audit Committee

                                                Norman P. Horn, Chairman
                                                Thomas L. Patterson
                                                Dr. David C. Karlgaard

DIRECTORS' COMPENSATION

         During 2004 directors received $500 for attendance at meetings of the Board of Directors of the holding Company or the Bank, and $250 for each committee meeting, other than Mr. Pijor, the Chairman, who received an annual retainer of $50,000 in addition to regular meeting fees. Directors are entitled to receive options under the 2003 Equity Compensation Plan. In 2004, each non-employee director of the Company was awarded options to purchase 6,000 shares of common stock at an exercise price of $18.61 per share (as adjusted for the three for two stock split paid in June 2004), and the one non-employee director of the Bank who is not also a director of the Company was awarded options to purchase 3,000 shares at an exercise price of $18.61 per share (as adjusted for the three for two stock split paid in June 2004).

EXECUTIVE COMPENSATION

         The following table sets forth a comprehensive overview of the compensation for Mr. Maxwell, the President of the Bank and the Company, and Mr. Linhart, the only other executive officer who received total salary and bonuses of $100,000 or more during the fiscal year ended December 31, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                               ANNUAL COMPENSATION          COMPENSATION AWARDS
                                           ----------------------------    ----------------------
                                                                                SECURITIES             ALL OTHER
 NAME AND PRINCIPAL POSITION      YEAR        SALARY          BONUS         UNDERLYING OPTIONS        COMPENSATION
----------------------------    -------    -----------    -------------    ---------------------    -----------------

John R. Maxwell,                2004       $215,000         $20,000            60,000(1)                  (2)
President and Chief             2003       $190,000         $80,000                 -                     (2)
Executive Officer               2002       $170,000         $50,400                 -                     (2)

Richard I. Linhart,             2004       $150,000         $20,000            11,250(1)                  (2)
Executive Vice President        2003       $137,000         $45,000            22,500(1)              $118,808(3)
and Chief Operating Officer     2002       $125,000         $35,000             3,375(1)                  (2)

----------------------------

(1) Adjusted to reflect the three-for-two stock split in the form of a 50% stock dividend paid on June 2, 2004.
(2) Less than 10% of salary and bonus.
(3) Includes $112,808 of reimbursement for taxes incurred in connection with exercise of nonqualified stock options granted under initial employment agreement, in accordance with the terms of that agreement.
(4) Adjusted to reflect the three-for-two stock split in the form of a 50% stock dividend paid on July 25, 2002, the five-for-four stock split in the form of a 25% stock dividend paid on May 16, 2003, and the three-for-two stock split in the form of a 50% stock dividend paid on June 2, 2004.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            Potential Realizable Value
                                            Percent of                                       at Assumed Annual Rate of
                           Number of       Total Options                                   Stock Price Appreciation for
                          Securities         Granted to      Exercise                               Option Term
                          Underlying        Employees in     Price          Expiration     ------------------------------
       Name            Options Granted      Fiscal Year      Per Share         Date              5%              10%
---------------------  -----------------  -----------------  ----------   ---------------  --------------  --------------

John R. Maxwell          60,000(1)             54.6%         $18.61(1)      2/10/2014         $702,224      $1,779,573

Richard I. Linhart       11,250(1)             10.2%         $18.09(1)      10/14/2014        $127,987        $324,347

---------------------

(1) Adjusted to reflect the three-for-two stock split in the form of a 50% stock dividend paid on June 2, 2004.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                  Number of Securities
                                                                 Underlying Unexercised        Value of Unexercised
                                                                Options at December 31,       In-The-Money Options at
                         Shares Acquired                                  2004                   December 31, 2004
                                on                Value         -------------------------    ----------------------------
        Name                 Exercise           Realized        Exercisable/Unexercisable    Exercisable/Unexercisable(1)
---------------------    -----------------    --------------    -------------------------    ----------------------------

John R. Maxwell                -0-                 -0-               126,245/37,500            $1,637,807/$25,875

Richard I. Linhart           1,687(2)            $29,072              17,250/16,500               $62,272/$10,890

---------------------

(1) Based on $19.30 per share, the last sale price for the common stock as of December 31, 2004.
(2) Adjusted to reflect the three-for-two stock split in the form of a 50% stock dividend paid on June 2, 2004.

EMPLOYMENT AGREEMENTS

         John R. Maxwell. We have entered into an agreement with Mr. Maxwell, pursuant to which he serves as President and Chief Executive Officer of the Bank and the Company. Without cause or his consent, he may not be removed from these positions, nor may any executive position higher than his be established. The term of his agreement expires on December 31, 2005, and is subject to automatic one year extensions on each January 1 thereafter, provided that neither we nor Mr. Maxwell has given written notice of intention not to renew at least 90 days prior to the renewal date. The agreement provides for the payment of cash and other benefits to Mr. Maxwell, including a base salary of $215,000 during the period January 1, 2004 to December 31, 2004. Mr. Maxwell's base salary for subsequent periods is subject to annual review by the Board of Directors, and is currently $227,000 for calendar year 2005. He is entitled to a bonus as determined in the Board's discretion, after consultation with Mr. Maxwell. Seventy-five percent of bonuses is to be based on objective performance criteria. Mr. Maxwell is also entitled to $1,900,000 of life insurance at our expense (subject to increase based upon the percentage increase in base salary), use of a car and an automobile allowance, and is entitled to reimbursement of reasonable business expenses. He is also entitled to reimbursement of income taxes payable upon the exercise of 103,725 options (as adjusted for stock splits) previously granted under a prior employment agreement, up to the amount of the tax benefit we realize as a result of the exercise. Mr. Maxwell is entitled to receive supplemental payments upon disability, in excess of those provided under our generally applicable plan, to bring total payments to 100% of his base salary for the first six months of the disability. Subsequently, he will be entitled to receive only payments under our disability income plan, except he shall not be subject to the generally applicable $5,000 monthly payment limit. He is also entitled to participate in any pension, retirement, profit sharing, stock purchase, stock option, insurance, deferred compensation and other benefit plans provided to other executives or employees.

         His agreement terminates as of the end of the initial or any renewal terms if either party gives notice of non-renewal. If he elects not to renew the agreement, he is not entitled to any additional payments, and is subject to a two year non-competition restriction. If we elect not to renew the agreement, Mr. Maxwell is entitled to receive continued salary, bonus and benefits for 18 months, and is subject to the non-competition restriction for that period. If, within 12 months of a change in control (as defined), Mr. Maxwell terminates the agreement after we materially change his status, duties or responsibilities, discontinue compensation plans in which he is participating without providing a comparable replacement plan, limit his outside activities, or assign the agreement or our obligations under the agreement, without his consent, he will be entitled to receive continued salary, bonus and benefits for 24 months, and will be subject to the non-competition restriction for that period. If we terminate the agreement in breach of the agreement, or Mr. Maxwell terminates because of such breach, he will be entitled to receive continued salary, bonus and benefits for 12 months, and outplacement assistance from an organization of his choice, at our expense up to 18% of his base salary at the time of termination, and he will not be subject to the non-competition restriction. The agreement prohibits conflicts of interests, and requires that Mr. Maxwell maintain the confidentiality of nonpublic information regarding us and our customers.

         Richard I. Linhart. We have entered into an agreement with Mr. Linhart, pursuant to which he serves as Executive Vice President and Chief Operating Officer. The current term of Mr. Linhart's agreement expires on December 31, 2006. The agreement provides for the payment of cash and other benefits, including a base salary of $150,000 during the period January 1, 2004 to December 31, 2004. Mr. Linhart's base salary is subject to annual review, provided that the salary may not be less than his base salary for the prior period, and is currently $162,000 for calendar year 2005. In connection with his new employment agreement, Mr. Linhart received non-incentive options under the 1998 Stock Option Plan to purchase 22,500 shares at $15.33 per share (as adjusted for splits), vesting in three installments. Under his employment agreement, he also received nonincentive options under the 2003 Equity Compensation Plan to purchase 11,250 shares at $18.09 per share on October 15, 2004. He is also entitled to receive non-incentive options to purchase 11,250 additional shares on October 15, 2005 at an exercise price equal to the fair market value of the common stock as of such date, subject to adjustment in accordance with the 2003 Equity Compensation Plan. The options granted in 2004 and those to be granted in 2005 will vest in equal installments over the period from the date of grant through December 31, 2008, subject to acceleration of vesting if Mr. Linhart retires after December 31, 2006. Mr. Linhart will be deemed to be retired if he is not employed by, provided consulting services for or received compensation from any person or entity for services rendered for six months after December 31, 2006. He is entitled to disability payments in the same manner as Mr. Maxwell, except that he is entitled to receive his full salary for the first three months of disability. He is also entitled to major medical health insurance as provided to other officers, to a car allowance in the amount of $600 per month and to participate in any pension, retirement, profit sharing, stock purchase, stock option, insurance, deferred compensation and other benefit plans provided to other executives or employees.

         If Mr. Linhart terminates the agreement for "good reason" (as defined) within 12 months of a "change in control" (as defined), he will be entitled to receive continued salary and benefits for 24 months. If we terminate the agreement in breach of the agreement, or Mr. Linhart terminates as a result of our breach, Mr. Linhart is entitled to receive continued salary, bonus and benefits for the greater of 12 months or the remaining term of the agreement, and outplacement assistance from an organization of his choice, at our expense up to 18% of his base salary at the time of termination.

         401(k) Retirement Plan. We maintain a 401(k) defined contribution plan for all eligible employees. Employees who are at least 21 years of age, have completed at least ninety days of continuous service with James Monroe Bank and have completed at least 1,000 hours of work during any plan year are eligible to participate. Under the plan, a participant may contribute up to 15% of his or her compensation for the year, subject to certain limitations. We may also make, but are not required to make, a discretionary contribution for each participant. The amount of such contribution is determined annually by the Board of Directors, and was 100% of employee contributions up to 6% of salary in 2004, and will be the same for 2005. Company contributions totaled $80,078 for the fiscal year ended December 31, 2004. Employees participating in the retirement plan may allocate a portion of their available funds for the purchase shares of our common stock. Shares are purchased on a quarterly basis, at market value, and are expected to be issued out of authorized but unissued shares. An aggregate of 150,000 shares have been reserved for issuance under the plan, of which approximately 11,052 have been issued to date.

         Stock Option Plans. We maintain the 1998 Stock Option Plan for key employees, pursuant to which options to purchase up to 262,912 shares of common stock may be issued as either incentive stock options or nonincentive stock options. As of December 31, 2004, 3,585 options remained available for issuance under the 1998 plan.

         We also maintain the 2003 Equity Compensation Plan, approved at the 2003 Annual Meeting of Shareholders. The purpose of the 2003 plan is to promote our long term interests by motivating selected key personnel and directors through the grant of equity compensation, in the form of stock options, restricted stock awards, stock appreciation rights, phantom stock and performance shares. Under this plan, 375,000 shares are available for issuance upon the exercise of awards under the plan. As of December 31, 2004, options to purchase 200,991 shares of common stock had been issued under the plan, and options to purchase 15,000 shares had been reserved for issuance to Mr. Linhart in accordance with his employment agreement. No options have been issued subsequent to December 31, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its directors, officers, and employees and their associates. In the past, substantially all of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The maximum aggregate amount of loans to officers, directors and affiliates of the Company during 2004 amounted to $6,985,000 representing approximately 18.9% of the Company's total shareholders' equity at December 31, 2004. In the opinion of the Board of Directors, the terms of these loans are no less favorable to the Company than terms of the loans from the Company to unaffiliated parties. On December 31, 2004, $6,483,000 of loans were outstanding to individuals who, during 2004, were officers, directors or affiliates of the Company. At the time each loan was made, management believed that the loan involved no more than the normal risk of collectibility and did not present other unfavorable features. None of such loans were classified as Substandard, Doubtful or Loss.

         David W. Pijor has performed legal services for the Company and the Bank in the ordinary course of their businesses, and the Company expects that he will continue to perform services for the Company and the Bank. In 2004, the aggregate fee paid to Mr. Pijor by the Company and the Bank was $53,212. In 2003 he received $135,772 for his services.

REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee (the "Committee") of James Monroe Bancorp (the "Company") is composed of five (5) outside directors of the Company, all of whom are independent within the meaning of NASD Rule 4200(a)(15). The committee currently consists of Russell E. Sherman, Chairman, Norman P. Horn, Richard C. Litman, Alvin E. Nashman and Helen Newman Roche. No member of the Committee is a former officer or employee of the Company or any subsidiaries. The Committee makes recommendations to the full Board of Directors regarding the adoption, application, extension, amendment and termination of the Company's compensation plans as the same relate to senior management of the Company. In making its recommendations the Committee reviews and considers the overall performance of the Company including its strategic goals and in particular the performance of senior management and their respective departments. The Committee performs annual salary reviews and recommends annual salary revisions, cash bonus compensation and stock options of the senior management, including Mr. Maxwell, the President/CEO and Mr. Linhart, the Executive Vice President/COO/CFO, the named executive officers whose compensation is disclosed in this proxy statement. Although in making these recommendations, the Committee requests and considers the views of Mr. Maxwell and Mr. Linhart, neither of those persons participates in, nor are they present during, the discussion and determination of their compensation. The independent members of the Board of Directors make the final determinations of compensation matters for Mr. Maxwell and Mr. Linhart. While the Board is not obligated to accept the recommendations of the Committee, it did not reject or modify in a material way any of the Committee's actions or recommendations with respect to compensation decisions for the named executive officers for 2004.

         With regard to salaries, the Committee is principally guided by a policy that will enable the Company to attract and retain an energetic and competent management by providing a salary package in a range commensurate for equivalent positions for comparable banking companies located within the Company's region. As related to cash bonuses and stock options, the Committee strives to balance the interests of shareholders and management predicated upon performance in relation to adopted budget projections, including annual return on average assets, net income and asset growth. The Committee may also consider various intangible factors such as unanticipated growth opportunities or other factors that affect budget projections, and senior management's unique value to the Company. The Committee may also consider other factors and may alter or amend the basis for assessing the performance of the named executive officers and other employees. For the calendar year 2004 and preceding years, increases in base compensation cash bonuses and grants of options were within the discretion of the Board of Directors.

         Consistent with these goals, and in light of the Company's performance in 2004, as discussed more fully below, Mr. Maxwell's base salary was increased by $25,000, to $215,000 for 2004. During 2004, in light of the strong asset growth and relatively small increase in earnings, impacted by the expenses of unanticipated branching opportunities and the low interest rate environment, and performance in terms of growth in net income and return on assets not fully meeting budgeted goals, the bonus paid to Mr. Maxwell was $20,000, and bonuses to other senior officers were similarly lower than in 2003. During the calendar year 2004, Mr. Maxwell was granted options to purchase 40,000 shares (split adjusted to 60,000 shares) of the common stock of the company predicated upon the extraordinary performance of the company for the year 2003, as well as preceding years. It has been the policy of the Company to make single grants of options to cover multiple years of performance. This policy is, however, subject to amendment and adjustment as determined appropriate by the Board of Directors.

         The Committee intends to continue a policy of linking executive compensation to corporate performance and return to shareholders, and to recognize that normal business cycles may result in uneven performances from time to time. For 2005, the Board of Directors has adopted target guidelines for cash bonuses for senior management, including named executive officers, and other employees, which directly relate the amount of cash bonuses to specific consolidated performance results - net income and asset growth. The Company is not obligated under the guidelines to make any specified level of bonuses, even if the target performance goals are met or exceeded. For Mr. Maxwell and the other named executive, performance in terms of net income, asset growth and personal goals would account for 60%, 40% and 10% , respectively of the potential cash bonuses. The range of potential bonus ranges from 5% to 65% of base salary, based upon the Company achieving a minimum of 90% and up to a maximum of 110% of its budgeted results.

                                                    Compensation Committee

                                                    Russell E. Sherman, Chairman
                                                    Norman P. Horn
                                                    Richard C. Litman
                                                    Alvin E. Nashman
                                                    Helen Newman Roche

STOCK PERFORMANCE COMPARISON

         The following table compares the cumulative total return on a hypothetical investment of $100 in James Monroe Bancorp's common stock at the closing price on December 31, 1999 through December 31, 2004, with the hypothetical cumulative total return on the Nasdaq Stock Market Index (Total U.S.) and the Nasdaq Bank Index for the comparable period.


                      [STOCK PERFORMANCE COMPARISON CHART]


                                                                December 31,
                                       ---------------------------------------------------------------
                                         1999       2000       2001      2002      2003       2004
                                       ---------- ---------- --------- --------- ---------- ----------
James Monroe Bancorp, Inc.                100.00     120.84    158.31    203.51     394.15     451.99
Nasdaq Stock Market Index -
(Total U.S.)                              100.00      60.71     47.93     32.82      49.23      53.46
Nasdaq Bank Index                         100.00     114.67    126.23    131.93     171.42     190.26


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a), except that Forms 4 reporting one option grant to each the outside directors, and Mr. Maxwell were filed late, and two Forms 4 reporting option grants to Mr. Linhart were filed late.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee of the Board of Directors has selected the independent registered public accounting firm of Yount, Hyde & Barbour, P.C. to audit the accounts of the Company for the fiscal year ended December 31, 2005. Representatives of Yount, Hyde & Barbour are expected to be present at the meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

FEES PAID TO INDEPENDENT ACCOUNTING FIRM

         Audit Fees.

         During 2004, the aggregate amount of fees billed to the Company by Yount, Hyde and Barbour for services rendered by it for the audit of the Company's financial statements and review of financial statements included in the Company's reports on Form 10-QSB, and for services normally provided in connection with statutory and regulatory filings was $38,500. In 2003, Yount Hyde & Barbour billed $55,620 for such services. This category includes fees for services necessary to perform the audit of the Company's financial statements comfort letters and consents in connection with registration statements and other filings with the Securities and Exchange Commission and assistance with and review of documents filed with the Commission.

         Audit-Related Fees.

         During 2004, the aggregate amount of fees billed to the Company by Yount, Hyde and Barbour for assurance and related services reasonably related to the performance of the audit services rendered by it was $37,682. In 2003, Yount Hyde & Barbour billed $8,683 for such services. These services in 2004 were the audit of the Company's information technology systems, public funds engagements, assistance regarding financial accounting and reporting standards, review of SOX 404 documentation, and Bank Secrecy Act Compliance review, and in 2003 were the audit of the Company's information technology systems and public funds engagements.

         Tax Fees.

         During 2004, the aggregate amount of fees billed to the Company by Yount, Hyde and Barbour for tax advice, compliance and planning services was $2,500. In 2003, Yount, Hyde & Barbour billed $2,275 for such services. These services were the preparation of federal and state income tax returns and advice regarding tax compliance issues.

         All Other Fees.

         During 2004 and 2003, Yount, Hyde and Barbour did not bill the Company for any other services.

         None of the engagements of Yount, Hyde & Barbour to provide services other than audit services was made pursuant to the de minimus exception to the pre-approval requirement contained in the rules of the Securities and Exchange Commission and the Company's audit committee charter.

                             FORM 10-K ANNUAL REPORT

         THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER SOLICITED HEREBY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S CHIEF FINANCIAL OFFICER, RICHARD I. LINHART, 3033 WILSON BOULEVARD, ARLINGTON, VIRGINIA 22201.

                                 OTHER BUSINESS

         Management is not aware of any other matters to be presented for action by shareholders at the meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              STOCKHOLDER PROPOSALS

         All proposals of shareholders to be presented for consideration at the next annual meeting and included in the Company's proxy materials must be received by the Company no later than November 24, 2005. Shareholder proposals and nominations not sought to be included in the Company's proxy materials must be received by the Company not later than January 26, 2006, and must include the information required by the Company's bylaws, a copy of which are available as an exhibit to the Company's Registration Statement on Form SB-2 (No. 333-38098) available through the SEC's website www.sec.gov, or from the Company's Secretary.

                                              By Order of the Board of Directors

                                              JAMES MONROE BANCORP INC.

                                              /s/ Richard I. Linhart

March 24, 2005                                Richard I. Linhart
                                              Secretary

                                                                      APPENDIX A

                           JAMES MONROE BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

STATEMENT OF POLICY

A soundly conceived, effective Audit Committee is essential to the management, operation and financial reporting process of James Monroe Bancorp, Inc. and its subsidiaries (hereinafter referred to as "Company"). The primary function of the Audit Committee is to oversee and report to the Board of Directors regarding the
1) the integrity of the financial statements and accounting and financial reporting processes of the Company, 2) the Company's compliance with legal and regulatory requirements, 3) the independent auditor's qualifications and independence, and 4) the performance of the Company's internal accountants and the Company's internal audit function. The Committee also performs other duties specified by Federal securities laws and regulations, the Federal Deposit Insurance Act and related regulations, and the listing standards of The Nasdaq Stock Market, Inc. or other securities exchange or market on which the Company's securities are listed or eligible for trading ("Listing Standards"). In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Company.

ORGANIZATION

         MEMBERS

         There shall be a committee of the Board of Directors of James Monroe Bancorp, Inc. known as the Audit Committee. This Committee shall be composed of at least three (3) directors, appointed annually, all of whom are independent for purposes of audit committee service as determined in accordance with applicable law, regulations of the Securities and Exchange Commission (the "Commission") and the Listing Standards. At a minimum, all Committee members shall have (a) the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, cash flow statement, and key performance indicators; and (b) the ability to understand key business and financial risks, related controls and control processes. No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one member of the Committee shall have current or past employment in finance or accounting, professional certification in accounting or other comparable experience or background which causes such member to be financially sophisticated, including being or having been a chief executive officer, chief financial officer or other senior officer of a material business enterprise with financial oversight responsibilities.

         At the Committee's discretion, other directors and management of the Company may attend meetings of the Audit Committee, but this attendance shall be in a non-voting capacity.

         Committee membership standards will be maintained in accordance with applicable banking laws and regulations as set forth above.

         MEETINGS

         The Audit Committee shall meet at least quarterly, and more frequently if necessary in order to carry out its responsibilities.. The Committee reserves the right to meet at other times as required and/or to meet without members of corporate management, internal audit or the independent accounting firm.

         MINUTES

         Minutes shall be prepared for all meetings of the Audit Committee to document the Committee's discharge of its responsibilities and other matters coming before the Committee. The minutes shall provide an accurate record of the proceedings and shall be read and approved at the next meeting of the Committee.

AUTHORITY

         The authority for the Audit Committee is derived from the full Board of Directors of James Monroe Bancorp, Inc.

         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements and accounting and financial reporting processes of the Company; (2) the compliance by the Company with legal and regulatory requirements; and 3) the independence and performance of the Company's internal auditors and external accountants. The Audit Committee is also appointed to perform other duties specified by Listing Standards and applicable law, as well as other duties specified by the Board of Directors.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee, and the Company shall provide adequate funding for the payment of such advisors, as determined by the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

RESPONSIBILITIES

         In fulfilling the stated role within the framework of the Audit Committee's Charter, the primary, general responsibilities of the Audit Committee will be as follows:

         o The Audit Committee shall be solely responsible for: (a) the appointment, compensation, retention, oversight (including resolution of disagreements between management and the independent accountants regarding financial reporting) and termination of the Company's independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review and attest services, who shall report directly to the Audit Committee, (b) the approval, before such engagement commences, of all audit, review and attest engagements of the independent accountants; and (c) subject to other provisions of this Charter, the approval, before such engagement commences, of all non-audit service engagements of the independent accountants. The Committee shall be solely responsible for approving the fees of the independent auditor,

         o to provide for an internal audit function of the Company to serve all subsidiaries in an examining and advisory capacity,

         o to serve as a focal point and reporting outlet for communications among non-committee directors, management, internal auditors and independent accountants,

         o to oversee the adequacy and integrity of the Company's systems and procedures for financial reporting and internal accounting and operations controls,

         o to monitor and assure the receipt from the independent accountant's of written disclosures relating to the independent accountant's independence, and to actively engage in dialogue with the independent accountant's with respect to disclosed relationships or services that may impact on their independence, and if so required, take, or recommend that the Board of Directors take, appropriate action to assure the independence of the external accountants,

         o to act as an independent committee of the Board of James Monroe Bancorp for the purpose of conducting an appropriate review of all related party transactions (as defined in appropriate Listing Standards, laws and regulations) including Reg. O Loans, if necessary, for potential conflicts of interest and unless independent members of the Board of Directors or an independent committee of the Board of Directors otherwise approves a transaction, to approve any such transactions that may be required under applicable laws or regulations.

         Specific duties of the Audit Committee, within the noted general responsibilities, will include, but not be limited to, the following items:

         1. Review and reassess, in light of applicable law, regulations of the SEC and the Listing Standards of Nasdaq, the adequacy of this Charter annually and submit the Charter and any proposed amendments to the Bancorp Board of Directors for approval.

         2. Review the annual audited financial statements with the independent accountants and management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements. In this review, and at such other times as may be appropriate, the Committee shall discuss with the independent accountants and management, and where appropriate the internal auditor:

              a. any significant findings and recommendations made by the independent accountant or internal auditing, together with management's responses to them;

              b. all critical current or proposed accounting policies and practices and any other material components of the Company's financial statements involving management's judgment or estimates, and about the quality of accounting principles and the clarity of financial disclosure practices used or proposed to be used by the Company;

              c. the alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials, ramifications of the use thereof, and the treatment preferred by the independent accountants, as well as any required or suggested changes in auditing or accounting practices or principles;

              d. any material changes in accounting policies or practices and the impact thereof on the Company's financial statements;

              e. material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities or others that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses;

              f.   any report or recommendations of the independent accountants;

              g. anything else about the audit procedures or findings that GAAP requires the independent accountants to discuss with the Committee;

              h. disclosures made by the CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls;

              i. the adequacy of the Company's internal controls, including computerized information system controls and security; and the resolution of identified material weaknesses and reportable conditions in internal controls;

              j. any fraud that involves management or other employees who have a significant role in the Company's internal controls; and,

              k. review with the independent accountants any problems or difficulties they may have encountered and any management letter provided by the accountants and the management's response to that letter.

                   (1) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                   (2) Any changes required in the planned scope of the internal audit.

                   (3) The internal audit department responsibilities, budget and staffing.

         3. Based on the reviews and discussions noted in 2 above, recommend to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K. The Committee shall prepare a report to be included in the Company's proxy statement regarding their review and discussion of the financial statements, review of the independence of the independent accountants, and the recommendation to include the financial statements in the 10-K.

         4. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         5. The Committee will oversee the compliance with lead (or coordinating) and review partner and other rotation requirements by the independent auditor.

         6. The Committee shall not approve any non-audit service engagement where the provision of such service by the independent accountants is prohibited by applicable law, the regulations of the SEC or the Listing Standards, and the independent auditor shall not provide any such prohibited service.

         7. The Committee shall pre-approve any permitted non-audit services. Notwithstanding the foregoing, pre-approval is not required with respect to the provision of non-audit services if:

                   a. the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided;

                   b. such services were not recognized by the Company at the time of the engagement to be non-audit services; and

                   c. the non-audit services are promptly brought to the attention of the Committee and approved by the Committee, or by one or more members of the Committee to whom authority to grant such approval has been delegated, prior to the completion of the audit.

              The Committee may delegate the authority to grant such pre-approvals to the Chairman, or one or more Committee members designated by the Committee, provided that any matters so pre-approved shall be presented to the full Committee at its next regular meeting.

         8. Subject to the foregoing provisions of this Charter, on an on-going basis, the Committee shall conduct an appropriate review of all "related party transactions" (as defined or provided in applicable Listing Standards, laws or regulations) for potential conflicts of interest and all such transactions must be approved by the Committee.

         9. The Committee shall establish procedures for the (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

         10. The Committee will determine that the quarterly financial statements have been reviewed by the independent accountants in accordance with SAS 71 before those interim statements are released to the public or filed with the SEC.

         11. Review the appointment and replacement of the senior internal auditor.

         12. Review the significant reports to management prepared by the internal auditing department and management's responses.

         13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

         14. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         15. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to assure compliance with laws and regulations.

FRONT
                                 REVOCABLE PROXY
                           JAMES MONROE BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints David W. Pijor and John R. Maxwell and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of James Monroe Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of James Monroe Bancorp, Inc. to be held on April 28, 2005 and at any adjournment or postponement of the meeting.

BACK

ELECTION OF DIRECTORS

         [ ]  FOR all nominees

              WITHHOLD AUTHORITY for all nominees

              FOR all except (see instruction below)

         Nominees:    [ ]   Dr. Terry L. Collins
                      [ ]   Norman P. Horn
                      [ ]   Dr. David C. Karlgaard
                      [ ]   Richard I. Linhart
                      [ ]   Richard C. Litman
                      [ ]   John R. Maxwell
                      [ ]   Dr. Alvin E. Nashman
                      [ ]   Thomas L. Patterson
                      [ ]   David W. Pijor
                      [ ]   Helen Newman Roche
                      [ ]   Russell E. Sherman

         Instruction: To withhold authority to vote for any individual nominee(s),mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Meeting or any adjournment or postponement of the Meeting.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.


                                            -----------------------------------
                                            Signature of Shareholder


                                            -----------------------------------
                                            Signature of Shareholder


                                            Dated:                       , 2005
                                                   ----------------------

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                      [ ] Please check here if you plan to attend the Annual Meeting.